U.S. SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C. 20549


                                           FORM 8-K


                                         CURRENT REPORT

                            PURSUANT TO SECTION 13 OR 15(d) OF THE
                              SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): February 3, 2005

                                     WORLD AM, INC.
                 (Exact Name of Registrant as Specified in Its Charter)

          Nevada                      0-30639                  90-0142757
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

    1400 West 122nd Avenue, Suite 104, Westminster, Colorado        80234
           (Address of Principal Executive Offices)               (Zip Code)

     Registrant's telephone number, including area code:  (303) 452-0022



            (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On February 3, 2005, Al Youngs resigned as a director of the Registrant in order to take a consulting position.


                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       World Am, Inc.



Dated: February 7, 2004                By: /s/ James Alexander
                                       James Alexander